                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the registrant /X/

Filed by a party other than the registrant / /

Check the appropriate box:

     / /  Preliminary proxy statement
     /X/  Definitive proxy statement
     / /  Definitive additional materials
     / /  Soliciting material pursuant to Section 240.14a-11(c)
            or Section 240.14a-12
     / / Confidential, for Use of the Commissioner Only (as permitted by Rule 14a-6(e)(2))

                                  HUMANA INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                  HUMANA INC.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

     /X/  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1),
            14a-6(1)(2) or Item 22(a)(2) of Schedule 14A.

     / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

     / /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
          0-11.

     (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (Set forth the amount on which the filing fee is calculated and state how it was determined.)

--------------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5)  Total fee paid:

--------------------------------------------------------------------------------

     / /  Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

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     (2)  Form, schedule or registration statement no.:

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     (3)  Filing party:

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     (4)  Date filed:

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

                              [HUMANA INC. LOGO]

                                                                  March 29, 1996

DEAR STOCKHOLDER:

     You are cordially invited to attend the 1996 Annual Meeting of Stockholders of Humana Inc. (the "Company") to be held on Thursday, May 9, 1996, at 10:00 a.m., in the Auditorium on the 25th Floor of the Humana Building, 500 West Main Street, Louisville, Kentucky.

     The matters expected to be acted on at the meeting are described in detail in the attached Notice of Annual Meeting of Stockholders and Proxy Statement.

     We hope you can attend the meeting. However, if you will not be able to join us, we urge you to exercise your right as a stockholder and vote. The vote of every stockholder is important, and your cooperation in completing, signing and returning the enclosed proxy card promptly will be appreciated.

     The Proxy Statement is first being mailed to the Company's stockholders on or about March 29, 1996.

                                   Sincerely,


                 DAVID A. JONES                WAYNE T. SMITH

                 DAVID A. JONES                WAYNE T. SMITH
            Chairman of the Board and          President and
            Chief Executive Officer       Chief Operating Officer

                              [HUMANA INC. LOGO]

                              500 WEST MAIN STREET
                           LOUISVILLE, KENTUCKY 40202

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 9, 1996

TO THE STOCKHOLDERS:

     The 1996 Annual Meeting of Stockholders (the "Annual Meeting") of Humana Inc. (the "Company") will be held on Thursday, May 9, 1996, at 10:00 a.m., in the Auditorium on the 25th Floor of the Humana Building, 500 West Main Street, Louisville, Kentucky, for the following purposes:

          1. To elect eight directors of the Company to serve for the ensuing year and until their successors are elected and qualified;

          2. To approve the Company's 1996 Stock Incentive Plan for Employees;
     and

          3. To transact such other business as may properly come before the Annual Meeting.

     The Board of Directors of the Company has fixed the close of business on March 18, 1996, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. Only stockholders of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting.

     This Proxy Statement is first being mailed to the Company's Stockholders on or about March 29, 1996.

     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED STAMPED ENVELOPE. A STOCKHOLDER ATTENDING THE ANNUAL MEETING MAY VOTE IN PERSON EVEN IF HE OR SHE HAS PREVIOUSLY SENT A PROXY CARD.

                                          By Order of the Board of Directors,

                                          JOAN O. KROGER

                                          JOAN O. KROGER
                                          Secretary

Louisville, Kentucky
March 29, 1996

                              [HUMANA INC. LOGO]

                              500 WEST MAIN STREET
                           LOUISVILLE, KENTUCKY 40202

                                PROXY STATEMENT

                                      FOR

                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 9, 1996

                              GENERAL INFORMATION

     This Proxy Statement is being furnished to stockholders of Humana Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board") from holders of record of the Company's outstanding shares of common stock, par value $.16 2/3 per share (the "Common Stock"), as of the close of business on March 18, 1996, (the "Annual Meeting Record Date"), for use at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on Thursday, May 9, 1996, at 10:00 a.m., in the Auditorium on the 25th Floor of the Humana Building, 500 West Main Street, Louisville, Kentucky, and at any adjournment or postponement thereof. This Proxy Statement is first being mailed to the Company's stockholders on or about March 29, 1996. The principal executive offices of the Company are located at 500 West Main Street, Louisville, Kentucky 40202.

PURPOSES OF THE ANNUAL MEETING

     At the Annual Meeting, holders of shares of Common Stock will be asked to consider and to vote upon the following matters:

           (i) To elect eight directors of the Company for 1996;

           (ii) To approve the Company's 1996 Stock Incentive Plan for Employees (the "1996 Plan"); and

          (iii) To transact such other business as may properly come before the Annual Meeting.

     The Board unanimously recommends that stockholders vote FOR the election of the Board's nominees for election as directors of the Company. The Board has approved the 1996 Plan and recommends its adoption. As of the date of this Proxy Statement, the Board knows of no other business to come before the Annual Meeting.

VOTING RIGHTS AND PROXY INFORMATION

     Only holders of record of shares of Common Stock as of the close of business on the Annual Meeting Record Date will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. Such holders of shares of Common Stock are entitled to one vote per share on any matter which may properly come before the Annual Meeting. The presence, either in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Common Stock as of the Annual Meeting Record Date is necessary to constitute a quorum at the Annual Meeting. As of the Annual Meeting

Record Date, there were 162,258,946 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. The affirmative vote of a plurality of the shares of Common Stock represented in person or by properly executed proxy is required to approve the election of each of the Company's nominees for election as a director. The affirmative vote of a majority of the shares represented at the Annual Meeting, in person or by proxy, and entitled to vote at the Annual Meeting, will be necessary to approve the 1996 Plan.

     All shares of Common Stock that are represented at the Annual Meeting by properly executed proxies received prior to or at the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with the instructions indicated in such proxies. If no instructions are indicated, such proxies will be voted for approval of the election of the Board's eight nominees as directors of the Company and for approval of the 1996 Plan.

     The presence at the Annual Meeting, in person or by proxy, of the holders of record of a majority of the shares issued and outstanding on the Annual Meeting Record Date, and entitled to vote, shall be necessary and sufficient to constitute a quorum for the transaction of business. Any stockholder present (including broker non-votes) at the Annual Meeting, but who abstains from voting, shall be counted for purposes of determining whether a quorum exists. With respect to the approval of the 1996 Plan, an abstention (or broker non-vote) has the same effect as a vote against the proposal. Since only a plurality is required for the election of directors, abstentions or broker non-votes will have no effect on the election of directors (except for purposes of determining whether a quorum is present at the Annual Meeting).

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with Mid-America Bank of Louisville & Trust Company in its capacity as transfer agent for the Company (the "Transfer Agent"), at or before the Annual Meeting, a written notice of revocation bearing a date later than the proxy, (ii) duly executing a subsequent proxy relating to the same shares of Common Stock and delivering it to the Transfer Agent at or before the Annual Meeting, or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any executed proxy or written notice revoking a proxy should be sent to Mid-America Bank of Louisville & Trust Company, Securities Transfer Department, 500 West Broadway, Louisville, Kentucky 40202.

     The Company will bear the cost of the solicitation. In addition to solicitation by mail, the Company will request banks, brokers and other custodian nominees and fiduciaries to supply proxy material to the beneficial owners of Common Stock and will reimburse them for their reasonable expenses in so doing. Certain directors, officers and other employees of the Company, not specially employed for this purpose, may solicit proxies, without additional remuneration therefor, by personal interview, mail, telephone, facsimile or other electronic means. In addition, the Company has retained D.F. King & Co., Inc., to assist in the solicitation for a fee of $8,500 plus expenses.

                 ELECTION OF DIRECTORS OF THE COMPANY FOR 1996

     A Board of Directors of the Company consisting of eight members is to be elected at the Annual Meeting, each director to serve, subject to the provisions of the Company By-laws, until his or her successor is duly elected and qualified.

     THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF EACH OF THE COMPANY'S NOMINEES FOR ELECTION AS A DIRECTOR.

     Listed below is a description of positions held by each nominee for director for the last five years. The names of the nominees proposed for election as directors, all of whom are presently directors of the Company, are set forth below:

                                                                        FIRST ELECTED
              NAME                  AGE             POSITION              DIRECTOR
--------------------------------    ---     ------------------------    -------------
David A. Jones(1)(2)                64      Chairman of the Board           09/64
                                              and Chief Executive
                                              Officer
Wayne T. Smith(1)                   50      President and Chief             09/91
                                              Operating Officer and
                                              Director
K. Frank Austen, M.D.(3)(4)(5)      68      Director                        01/90
Michael E. Gellert(1)(3)(4)(6)      64      Director                        02/68
John R. Hall(3)(5)(6)               63      Director                        05/92
David A. Jones, Jr.(5)(6)           38      Director                        05/93
Irwin Lerner(3)(4)                  65      Director                        11/93
W. Ann Reynolds, Ph.D.(4)(5)(6)     58      Director                        01/91

---------------

(1) Member of the Executive Committee, of which Mr. Jones is Chairman.
(2) A director and chief executive officer of a predecessor corporation since 1961.
(3) Member of the Audit Committee, of which Mr. Gellert is Chairman.
(4) Member of the Compensation Committee, of which Dr. Austen is Chairman.
(5) Member of the Nominating Committee, of which Mr. Hall is Chairman.
(6) Member of the Investment Committee, of which Dr. Reynolds is Chairwoman.

     David A. Jones has been Chairman of the Board and Chief Executive Officer of the Company since August 1969.

     Wayne T. Smith has been President and Chief Operating Officer of the Company since March 1, 1993. From June 1991 to March 1993, he was Executive Vice President -- Health Care Operations. From April 1986 until June 1991, he was Executive Vice President and President -- Health Care Division. Mr. Smith has been an officer of the Company since 1978.

     K. Frank Austen, M.D., is the Theodore B. Bayles Professor of Medicine at the Harvard Medical School in the Division of Rheumatology and Immunology at Brigham and Women's Hospital in Boston, Massachusetts. Dr. Austen is a member of the Board of Trustees of Amherst College and a member of the National Academy of Sciences.

     Michael E. Gellert is general partner of Windcrest Partners, a private investment partnership in New York, New York, having held that position since April 1967. From 1976 until his retirement in October 1989, Mr. Gellert was a director of Drexel Burnham Lambert Group and served in executive capacities for its wholly-owned subsidiary, Drexel Burnham Lambert Incorporated, from 1972 until October 1989. Mr. Gellert is a member of the Putnam Trust Advisory Board to the Bank of New York.

     John R. Hall is Chairman of the Board of Directors and Chief Executive Officer of Ashland Inc., in Ashland, Kentucky, positions he has held since 1981. He is also a member of American Petroleum Institute Executive Committee, a member of Transylvania University Board of Trustees and President of Vanderbilt University Board of Trust.

     David A. Jones, Jr., is a managing director of Chrysalis Ventures, Inc., a venture capital firm in Louisville, Kentucky, and is the son of David A. Jones, Chairman of the Board and Chief Executive Officer of the Company. From October 1992 to December 1993, Mr. Jones, Jr. was an attorney with a law firm in

Louisville, Kentucky. He previously served with the U.S. Department of State from 1988 to 1992, most recently as an attorney-advisor to the Bureau of East Asian and Pacific Affairs.

     Irwin Lerner retired on September 1, 1993, as Chairman of the Board and Executive Committee of Hoffmann-La Roche Inc. From April 1, 1980 to December 30, 1992, Mr. Lerner was Hoffmann-La Roche Inc.'s President and Chief Executive Officer. He presently serves on the boards of Project Hope, Rutgers University, the U.S. Advisory Board of the Zurich Insurance Company, and is Chairman of the Board of New Jersey Governor's Council for a Drug Free Workplace. He is a Distinguished Executive-in-Residence at the Rutgers University Graduate School of Management.

     W. Ann Reynolds, Ph.D. is Chancellor-City University of New York, in New York, New York, having held that position since September 1990. She previously served for eight years as Chancellor of the California State University system.

     Shares of Common Stock represented by proxies executed and received in the accompanying form will be voted for the election of all of the nominees hereinabove named as directors of the Company to serve for the ensuing year and until their successors are elected and qualified. The Board does not contemplate that any of the nominees will be unable to accept election as a director for any reason. However, in the event that one or more of such nominees is unable or unwilling to serve, the persons named in the proxies or their substitutes shall have authority, according to their judgment, to vote or to refrain from voting for other individuals as directors.

     The following is a list of directorships held by directors of the Company in other companies registered under Section 12 or subject to the requirements of
Section 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") or registered as an investment company under the Investment Company Act of 1940:

David A. Jones             Abbott Laboratories
K. Frank Austen, M.D.      Abbott Laboratories
Michael E. Gellert         Devon Energy Corporation; Premier Parks, Inc.; Regal Cinemas,
                             Inc.; Seacor Holdings, Inc.; The Harvey Group, Inc.; and Member
                             of Putnam Trust Advisory Board to the Bank of New York
John R. Hall               Ashland Inc.; Banc One Corporation; Canada Life Assurance Company;
                             CSX Corporation; Reynolds Metals Company; and UCAR International
                             Inc.
Irwin Lerner               Medarex Inc.; Public Service Enterprise Group and its wholly-owned subsidiary, Public Service Electric and Gas Company; and Sequana
                             Therapeutics, Inc.
W. Ann Reynolds, Ph.D.     Abbott Laboratories; Maytag Corporation; and Owens-Corning
                             Fiberglass Corporation

     The information given in this Proxy Statement concerning the nominees is based upon statements made or confirmed to the Company by or on behalf of such nominees.

     Directors who are not employees of the Company are paid an annual retainer fee of $38,000 for serving on the Board plus an attendance fee of $2,000 per regular and special meeting. During 1995, there were six regular Board meetings. The Board has Audit, Compensation, Executive, Investment and Nominating Committees. Michael E. Gellert receives an additional $5,000 annually for serving on the Executive Committee of the Board. Each committee chairperson is paid an annual amount of $3,000. Committee members receive no additional compensation for their service on committees or for attending committee meetings.

     In addition, the Company matches, on an annual basis, up to $20,000 in charitable contributions made by each nonemployee director.

     The Company provides each nonemployee director with group life and accidental death insurance in the amount of $100,000, business travel accident insurance in the amount of $250,000 and pays certain local taxes on their behalf.

     The Company also maintains the 1989 Stock Option Plan for Nonemployee Directors (the "1989 Directors Plan") pursuant to which options to purchase 15,000 shares of the Common Stock are granted at 100% of the fair market value to each nonemployee director upon his or her initial election to the Board. In addition, options to purchase 5,000 shares of the Common Stock are granted on the first business day of each January at 100% of the fair market value to each nonemployee director who has been a director continuously for at least the full calendar year prior thereto.

     In 1995, the awards under the 1989 Directors Plan were as follows:

            K. Frank Austen, M.D.                                          5,000
            Michael E. Gellert                                             5,000
            John R. Hall                                                   5,000
            David A. Jones, Jr.                                            5,000
            Irwin Lerner                                                   5,000
            W. Ann Reynolds, Ph.D.                                         5,000

     The Company is seeking stockholder approval of the 1996 Plan which will not affect nonemployee directors. The 1989 Directors Plan will remain in effect with all terms remaining the same with the exception of the reduction to 150,000 shares as the aggregate number of shares available for future grant under the 1989 Directors Plan.

     Under the Company's Directors' Retirement Policy, as amended on July 13, 1995 (the "Policy"), a director who is not an employee must retire at the annual meeting following his or her seventy-third birthday. The retiring director is entitled to elect to receive either (i) an annual retirement benefit for the life of the director in the amount of the basic retainer fee in effect at the time of retirement; or (ii) in lieu thereof, an actuarially equivalent joint survivor annuity payment. In addition, each retiring director also receives an annual matching charitable contribution benefit of 50% of the basic retainer fee in effect at the time of retirement. Benefits are prorated for any retiring director who has not served at least ten years on the Board. Currently, the Company is paying benefits under the Policy to two former directors and has a separate letter agreement with one other former director that was executed prior to the adoption of the Company's Policy. The benefits under the letter agreement are comparable to those under the Policy.

     The Audit Committee of the Board held six meetings during 1995. The members of the Audit Committee, none of whom is an employee of the Company, are Michael
E. Gellert, Chairman; K. Frank Austen, M.D.; John R. Hall; and Irwin Lerner. The functions of the Audit Committee include review of the programs of the Company's internal auditors, the results of their audits and the adequacy of the Company's internal control structure. In addition, the Audit Committee reviews prior to its commencement, the scope of the annual audit of the Company's consolidated financial statements by the Company's independent auditors, Coopers & Lybrand L.L.P., the results of their audits, and the types of services for which the Company retains Coopers & Lybrand L.L.P.

     The Compensation Committee of the Board held four meetings during 1995. The members of the Compensation Committee, none of whom is an employee of the Company, are K. Frank Austen, M.D., Chairman; Michael E. Gellert; Irwin Lerner; and W. Ann Reynolds, Ph.D. The functions of the Compensation Committee are to establish the compensation of executive officers, to determine annual goals under the Company's incentive compensation program, and to administer the stock option, stock bonus, incentive compensation and retirement plans.

     The Investment Committee of the Board held two meetings during 1995. The members of the Investment Committee, none of whom is an employee of the Company, are W. Ann Reynolds, Ph.D., Chairwoman; Michael E. Gellert; John R. Hall; and David A. Jones, Jr. The functions of the Investment Committee are to establish objectives and policies, to ratify investments, and to analyze the investment performance decisions of the various funds, assets, and portfolios of the Company and related employee benefit plans.

     The Nominating Committee of the Board did not meet during 1995. The members of the Nominating Committee, none of whom is an employee of the Company, are John R. Hall, Chairman; K. Frank Austen, M.D.; David A. Jones, Jr.; and W. Ann Reynolds, Ph.D. The functions of the Nominating Committee include developing general criteria regarding the qualifications of nominees and recommending to the full Board such nominees for election as directors. The Nominating Committee will consider suggestions from stockholders regarding possible director candidates.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     All members of the Compensation Committee are nonemployee directors and no member has any direct or indirect material interest in or a relationship with the Company, other than stockholdings as discussed herein and as related to his or her position as director. During 1995, no member of the Compensation Committee had a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

                        COMPLIANCE WITH SECTION 16(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who beneficially own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "Commission") and the New York Stock Exchange, reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Executive officers, directors and greater than ten percent stockholders are required to furnish the Company with copies of all such forms they file. To the Company's knowledge, based solely upon review of copies of such reports and written representations by such persons furnished to the Company that no other reports were required to be filed with the Commission during the year ended December 31, 1995, all executive officers, directors and greater than ten percent beneficial owners of the Company's Common Stock complied with Section 16(a) filing requirements applicable to the Company.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                         OWNERS OF COMPANY COMMON STOCK

PRINCIPAL STOCKHOLDERS OF THE COMPANY

     As of the Annual Meeting Record Date, the Company knows of no person who may be deemed to own beneficially more than 5% of the outstanding Common Stock except for:

David A. Jones                     8,880,115 shares     5.5%(1)
  Chairman of the Board
  and Chief Executive Officer
J.P. Morgan & Co. Incorporated     8,674,798 shares     5.3%(1)(2)
60 Wall Street
New York, New York 10260

See "SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS," below.
---------------
(1) The percentage is based on shares outstanding at March 1, 1996.

(2) Based upon a Form 13G filed with the Commission for the period ended December 31, 1995, J.P. Morgan & Co. Incorporated has sole power to vote 4,356,500 shares and sole power to invest 8,378,803 shares.

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth, as of March 1, 1996, certain information with respect to the beneficial ownership of Common Stock by each director of the Company, by each executive officer named in the Summary Compensation Table (see "EXECUTIVE COMPENSATION OF THE COMPANY") and by the Company's directors and executive officers as a group.

                                                         COMPANY
                                                       COMMON STOCK
                                                       BENEFICIALLY
                                                       OWNED AS OF          PERCENT
                                                     MARCH 1, 1996(1)     OF CLASS(2)
                                                     ----------------     -----------
K. Frank Austen, M.D.(3)                                    25,300
Michael E. Gellert(4)                                      130,700
John R. Hall(5)                                             35,788
David A. Jones, Jr.(6)                                     165,741
Irwin Lerner(7)                                             17,000
W. Ann Reynolds, Ph.D.(8)                                   27,400
David A. Jones(9)                                        8,880,115            5.5
Wayne T. Smith(10)                                         871,566
W. Roger Drury(11)                                         235,738
W. Larry Cash(12)                                          236,590
Karen A. Coughlin(13)                                      211,999
All directors and executive officers as a group
  (16 in number, including those named above)(14)       11,347,676            7.0

---------------

 (1) Beneficial ownership of shares, for purposes of this Proxy Statement, as determined in accordance with applicable Commission rules, includes shares as to which a person has or shares voting and/or investment power. Except as set forth in the next sentence and in the accompanying footnotes, these individuals have sole voting power and sole investment power over the shares beneficially owned by them. The number of shares shown does not include: (i) the interest of certain persons in shares held by family members in their own right and (ii) certain shares held for the benefit of such individuals by the Humana Retirement and Savings Plan (the "Retirement and Savings Plan") on February 1, 1996, (the latest date for which such information is available), over which the employee participant generally has no voting or investment power. The number of shares shown, however, does include: (i) certain shares held for the benefit of such individuals in the Retirement and Savings Plan as of February 1, 1996, over which the employee participant has no voting power but does have investment power and
     (ii) shares which may be acquired by such individuals through the exercise of options, which are exercisable currently or within 60 days after March 1, 1996, under the Company's 1981 Non-Qualified Stock Option Plan, the 1989 Stock Option Plan for Employees, and the 1989 Stock Option Plan for Nonemployee Directors (collectively the "Stock Option Plans"). In certain circumstances such as a merger or reorganization, voting rights on all shares pass to the individual Retirement and Savings Plan participant in which case all Retirement & Savings Plan shares could be deemed to be beneficially owned.

 (2) Except for Mr. Jones, no individual director or executive officer owns more than 1% of such class.

 (3) Includes 23,300 shares that may be acquired by Dr. Austen through the exercise of options which are currently exercisable or become exercisable within 60 days after March 1, 1996, pursuant to the Stock Option Plans.

 (4) Includes 10,000 shares that may be acquired by Mr. Gellert through the exercise of options which are currently exercisable or become exercisable within 60 days after March 1, 1996, pursuant to the Stock Option Plans. Excludes the following, over which Mr. Gellert has no voting or investment power: 20,800 shares held by members of Mr. Gellert's family, shares owned by Mr. Gellert's son who is past the age of majority, and 42,000 shares held in trusts for the benefit of Mr. Gellert's children.

 (5) Includes 25,000 shares that may be acquired by Mr. Hall through the exercise of options which are currently exercisable or become exercisable within 60 days after March 1, 1996, pursuant to the Stock Option Plans. Also includes 200 shares held by Mr. Hall's wife.

 (6) Includes 15,000 shares that may be acquired by Mr. Jones, Jr. through the exercise of options which are currently exercisable or become exercisable within 60 days after March 1, 1996, pursuant to the Stock Option Plans. Also includes 2,900 shares held by Mr. Jones, Jr. as custodian for his minor children over which he has sole voting and investment power. Excludes 72 shares held by Mr. Jones, Jr.'s wife over which he has no voting or investment power.

 (7) Includes 15,000 shares that may be acquired by Mr. Lerner through the exercise of options which are currently exercisable or become exercisable within 60 days after March 1, 1996, pursuant to the Stock Option Plans. Excludes 1,000 shares held by Mr. Lerner's wife over which he has no voting or investment power.

 (8) Includes 25,000 shares that may be acquired by Dr. Reynolds through the exercise of options which are currently exercisable or become exercisable within 60 days after March 1, 1996, pursuant to the Stock Option Plans. Excludes 87 shares held by Dr. Reynolds' husband over which she has no voting or investment power.

 (9) Excludes 552,175 shares held by Mr. Jones' wife over which Mr. Jones has no voting or investment power. Also excludes shares owned by other children of Mr. Jones who are past the age of majority over which Mr. Jones has no voting or investment power. Includes 196,955 shares held for the benefit of Mr. Jones by the Retirement and Savings Plan on February 1, 1996, over which Mr. Jones has no voting power but does have investment power, but excludes 73,078 shares held for his benefit by the Retirement and Savings Plan on February 1, 1996, over which he has no voting or investment power.

(10) Includes 589,048 shares that may be acquired by Mr. Smith through the exercise of options which are currently exercisable or become exercisable within 60 days after March 1, 1996, pursuant to the Stock Option Plans. Excludes 2,550 shares held in trust for Mr. Smith's daughter over which Mr. Smith has no voting or investment power, 105,000 shares held by Mr. Smith's wife and 10,000 shares held by Mr. Smith's wife as custodian for Mr. Smith's daughter over which Mr. Smith has no voting or investment power. Also includes 54,674 shares held for the benefit of Mr. Smith by the Retirement and Savings Plan on February 1, 1996, over which Mr. Smith has no voting power but does have investment power, but excludes 22,720 shares held for his benefit by the Retirement and Savings Plan on February 1, 1996, over which he has no voting or investment power.

(11) Includes 212,000 shares that may be acquired by Mr. Drury through the exercise of options which are currently exercisable or become exercisable within 60 days after March 1, 1996, pursuant to the Stock Option Plans. Excludes 1,000 shares held by Mr. Drury's daughter over which Mr. Drury has no voting or investment power. Also includes 6,738 shares held for the benefit of Mr. Drury by the Retirement and Savings Plan on February 1, 1996, over which Mr. Drury has no voting power but does have investment power, but excludes 8,279 shares held for his benefit by the Retirement and Savings Plan on February 1, 1996, over which he has no voting or investment power.

(12) Includes 219,750 shares that may be acquired by Mr. Cash through the exercise of options, which are currently exercisable or become exercisable within 60 days after March 1, 1996, pursuant to the Stock Option Plans. Also includes 9,340 shares held for the benefit of Mr. Cash by the Retirement and Savings Plan on February 1, 1996, over which Mr. Cash has no voting power but does have investment power, but excludes 12,079 shares held for his benefit by the Retirement and Savings Plan on February 1, 1996, over which he has no voting or investment power.

(13) Includes 191,750 shares that may be acquired by Ms. Coughlin through the exercise of options which are currently exercisable or become exercisable within 60 days after March 1, 1996, pursuant to the Stock Option Plans. Excludes 500 shares held by Ms. Coughlin's daughter over which Ms. Coughlin has no voting or investment power. Also includes 11,179 shares held for the benefit of Ms. Coughlin by the Retirement and Savings Plan on February 1, 1996, over which Ms. Coughlin has no voting power but does have investment power, but excludes 2,423 shares held for her benefit by the Retirement and Savings Plan on February 1, 1996, over which she has no voting or investment power.

(14) Includes 1,747,349 shares that may be acquired by all executive officers and directors as a group upon the exercise of options which are currently exercisable or become exercisable within 60 days after March 1, 1996, pursuant to the Stock Option Plans. Also includes 294,546 shares held for the benefit of all executive officers as a group by the Retirement and Savings Plan on February 1, 1996, over which the executive officers individually have no voting power but do have investment power, but excludes 134,864 shares held for their benefit by the Retirement and Savings Plan on February 1, 1996, over which they have no voting or investment power.

                     EXECUTIVE COMPENSATION OF THE COMPANY

CASH COMPENSATION

     The following Summary Compensation Table sets forth the cash compensation for services in all capacities earned for the past three calendar years to (i) the Chairman of the Board and Chief Executive Officer of the Company at December 31, 1995, and (ii) each of the four other highest compensated executive officers of the Company serving at December 31, 1995, (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                         LONG-TERM
                                                                                        COMPENSATION
                                                                                        ------------
                                                      ANNUAL COMPENSATION                NUMBER OF
                                             --------------------------------------      SECURITIES            ALL
             NAME AND                                                  OTHER ANNUAL      UNDERLYING           OTHER
        PRINCIPAL POSITION          YEAR      SALARY        BONUS      COMPENSATION       OPTIONS         COMPENSATION
----------------------------------  ----     ---------    ---------    ------------     ------------     ---------------
David A. Jones                      1995     $ 936,000    $ 476,547    $124,463(2)          --              $ 699,090(1)
  Chairman of the Board and         1994       900,000      900,000     141,045(2)          --                362,038
  Chief Executive Officer           1993       790,600      790,126     160,388(2)          --                569,597
Wayne T. Smith                      1995       702,000      358,020     142,658(3)         250,000            222,336(1)
  President and Chief Operating     1994       675,000      675,000     110,161(3)          --                117,306
  Officer                           1993       484,615      483,849      82,452(3)         500,000            195,306
W. Roger Drury                      1995       302,500      372,412      17,959(4)          90,000             92,287(1)
  Chief Financial Officer           1994       275,000      290,818      20,691(4)          --                 35,000
                                    1993       195,800      187,217      15,153(4)         250,000             49,586
W. Larry Cash                       1995       302,500      332,820      12,958(5)          90,000             89,702(1)
  Senior Vice President --          1994       275,000      275,000      14,779(5)          --                 35,059
  Finance and Operations            1993       195,746      186,834      11,094(5)         250,000             54,441
Karen A. Coughlin                   1995       297,000      172,260      12,255(6)          90,000             84,325(1)
  Senior Vice President --          1994       275,000      275,000      12,721(6)          --                 42,920
  Region II                         1993       223,269      216,227      88,008(6)         250,000             71,425

---------------
(1) All other compensation for 1995 represents accrued contributions and investment performance for the Retirement and Savings Plan, Supplemental Executive Retirement Plan and Thrift Excess Plan as follows:

                                                                  JONES        SMITH       DRURY        CASH      COUGHLIN
                                                                ---------    ---------    --------    --------    --------
    Retirement and Savings Plan...............................  $  14,052    $  14,052    $ 14,052    $ 14,052    $ 14,052
    Supplemental Executive Retirement Plan....................    626,621      164,413      59,300      57,698      55,746
    Thrift Excess Plan........................................     58,417       43,871      18,935      17,952      14,527
                                                                ---------    ---------    --------    --------    --------
      TOTAL...................................................  $ 699,090    $ 222,336    $ 92,287    $ 89,702    $ 84,325
                                                                 ========     ========     =======     =======     =======

(2) Other annual compensation for Mr. Jones includes Company-provided transportation of $60,458, $93,354, and $120,675 for 1995, 1994, and 1993,
    respectively. Mr. Jones also received Company-provided executive insurance of $61,590, $45,622, and $38,018 in 1995, 1994, and 1993, respectively.

(3) Other annual compensation for Mr. Smith includes Company-provided transportation of $79,157, $62,903, and $43,242 for 1995, 1994, and 1993,
    respectively. Mr. Smith also received Company-provided executive insurance of $61,590, $45,622, and $38,018 in 1995, 1994, and 1993, respectively.

(4) Other annual compensation for Mr. Drury includes Company-provided transportation of $16,911, $19,776, and $14,299 for 1995, 1994, and 1993,
    respectively.

(5) Other annual compensation for Mr. Cash includes Company-provided transportation of $11,910, $13,864, and $10,241 for 1995, 1994, and 1993,
    respectively.

(6) Other annual compensation for Ms. Coughlin includes Company-provided transportation of $11,217 and $11,806 for 1995 and 1994, respectively. Ms. Coughlin also received tax reimbursement related to Company-provided housing in the amount of $75,576 for 1993.

1995 STOCK OPTION GRANTS

     The following table provides information on stock options granted to the Named Executive Officers during the year ended December 31, 1995.

                                                                                      POTENTIAL REALIZABLE
                                                                                        VALUE AT ASSUMED
                                                                                        ANNUAL RATES OF
                                       % OF                                               STOCK PRICE
                     NUMBER OF        TOTAL                                               APPRECIATION
                     SECURITIES      OPTIONS                                                FOR THE
                     UNDERLYING     GRANTED TO       EXERCISE                            OPTION TERM(3)
                      OPTIONS       EMPLOYEES         PRICE         EXPIRATION     --------------------------
                     GRANTED(1)      IN 1995       PER SHARE(2)        DATE            5%             10%
                     ----------     ----------     ------------     ----------     -----------    -----------
David A. Jones               0            0%         $      0           --         $         0    $         0
Wayne T. Smith         250,000          8.0%          23.0625         01/12/05       3,626,000      9,189,000
W. Roger Drury          90,000          2.9%          23.0625         01/12/05       1,305,000      3,308,000
W. Larry Cash           90,000          2.9%          23.0625         01/12/05       1,305,000      3,308,000
Karen A. Coughlin       90,000          2.9%          23.0625         01/12/05       1,305,000      3,308,000

---------------
(1) Each Named Executive Officer (except Mr. Jones) received a single grant of options during the year ended December 31, 1995. These non-qualified options become exercisable in equal installments on the first, second and third anniversary dates following the date of grant, and expire ten years after the date of grant. The exercise price per share was equal to the fair market value of the Common Stock on the date of grant. To the extent not already exercisable and not expired upon a Change in Control, as defined in the 1989 Stock Option Plan for Employees the options become exercisable upon the later of (i) six months after its grant date or (ii) the date of a Change in Control. Limited Rights (as defined in the 1989 Stock Option Plan for Employees) were granted with each option which trigger in the event of a Change in Control.

(2) The exercise price may be paid in cash or, at the discretion of the Compensation Committee, in shares of Common Stock valued at the fair market value on the date immediately preceding the date of exercise, or any combination of the aforementioned.

(3) The dollar amounts in this table represent the potential realizable value of the stock options granted, assuming that the market price of the shares appreciate in value from the date of grant to the end of the option term at annualized rates of 5% and 10%. Therefore, these amounts are not the actual value of the options granted and are not intended to forecast possible future appreciation, if any, of Common Stock prices. These amounts do not take into account provisions of the options relating to termination of the option following termination of employment, nontransferability or vesting. No assurances can be given that the price of the Common Stock will appreciate at these rates or experience any appreciation at all.

1995 OPTION EXERCISES AND YEAR-END VALUES

     The following table provides information as to the stock options exercised during the year and year-end values of unexercised options at December 31, 1995, by the Named Executive Officers.

                                                       NUMBER OF SECURITIES              VALUE OF UNEXERCISED
                                                      UNDERLYING UNEXERCISED            "IN-THE-MONEY" OPTIONS
                     SHARES                             OPTIONS AT YEAR END                 AT YEAR END(2)
                    ACQUIRED          VALUE        -----------------------------     -----------------------------
                   ON EXERCISE     REALIZED(1)     EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
                   -----------     -----------     -----------     -------------     -----------     -------------
David A. Jones        38,000        $ 685,053              0                0        $         0      $         0
Wayne T. Smith                                       380,714          625,000          7,694,477        8,882,813
W. Roger Drury                                       119,500          277,500          2,402,517        4,290,469
W. Larry Cash                                        127,250          277,500          2,537,735        4,290,469
Karen A. Coughlin      6,000          132,587         99,250          277,500          2,031,036        4,290,469

---------------
(1) The Value Realized represents the difference between the fair market value on the date of exercise and the total option price.

(2) The Value of Unexercised "In-the-Money" Options is based on the difference between the December 29, 1995 (the last trading day of 1995), closing price of the Common Stock of $27.375, as reported on the New York Stock Exchange Composite Tape, and the exercise price of the options.

OFFICERS' TARGET RETIREMENT PLAN

     The Company also has in effect the Officers' Target Retirement Plan ("OTRP"), which is a non-qualified, unfunded plan providing supplemental retirement benefits to each Company officer, including the Named Executive Officers, and other designated key employees.

     The following table illustrates the estimated maximum annual benefit which would be payable at age 65 to a participant, at various average compensation levels for specified years of credited service, under the OTRP:

                ESTIMATED OTRP MAXIMUM ANNUAL BENEFIT AT AGE 65
                   FOR YEARS OF CREDITED SERVICE SHOWN(1)(2)

AVERAGE RATE
     OF
COMPENSATION     10 YEARS     15 YEARS     20 YEARS     25 YEARS      30 YEARS
------------     --------     --------     --------     --------     ----------
 $  100,000      $ 16,700     $ 25,050     $ 33,400     $ 41,750     $   50,000
    200,000        33,400       50,100       66,800       83,500        100,000
    300,000        50,100       75,150      100,200      125,250        150,000
    400,000        66,800      100,200      133,600      167,000        200,000
    500,000        83,500      125,250      167,000      208,750        250,000
    600,000       100,200      150,300      200,400      250,500        300,000
    700,000       116,900      175,350      233,800      292,250        350,000
  1,000,000       167,000      250,500      334,000      417,500        500,000
  1,500,000       250,500      375,750      501,000      626,250        750,000
  2,000,000       334,000      501,000      668,000      835,000      1,000,000

---------------
(1) These estimates are based on the assumption that (a) the OTRP will be continued under its present terms; (b) the participant will continue with the Company until, and retire at, age 65; and (c) the participant elected to receive an annual distribution instead of a lump sum payment.

(2) The amounts shown are subject to reductions with respect to benefits received under the Retirement Account in the Retirement and Savings Plan, the Supplemental Executive Retirement Plan and Social Security benefits.

     Under the OTRP, the benefits will be based on salary and incentive compensation. The maximum years of service credited under the OTRP, unless otherwise changed by the Board, is 30 years. The years of service for each of the Named Executive Officers are as follows: David A. Jones -- 34; Wayne T. Smith -- 22; W. Roger Drury -- 16; W. Larry Cash -- 22; and Karen A.
Coughlin -- 16.

CERTAIN AGREEMENTS

     Since April 1987, Mr. Jones has had an agreement pursuant to which he serves as Chairman of the Board and Chief Executive Officer of the Company at an annual base salary not less than his base salary at the effective date of the agreement. In the event of termination of employment other than for cause, the Company will continue to pay him his base salary for one year following termination and any amounts earned prior to such termination under any of the Company's incentive compensation plans. He is also entitled to continued coverage at the Company's expense during the one-year period under the Company's life, health and disability plans.

     Mr. Smith had a similar agreement which was amended in 1994 pursuant to which Mr. Smith agreed to serve as President and Chief Operating Officer of the Company at an annual base salary not less than his base salary at the effective date of the agreement. In the event of termination other than for cause or a Change in Control (as defined in the agreement), he will receive one times his then current base salary, immediate vesting of any Company stock options, immediate vesting under the OTRP, and continuation of life and health insurance coverage to age 65. In the event of a Change in Control, Mr. Smith will receive the benefit described above, however, any payments received under the Change in Control Agreement, described below, will be offset by certain payments received under this agreement.

     The Company has entered into agreements with all officers, including the Named Executive Officers, and key management employees which for a three year period following a Change in Control provide certain benefits upon termination. Such termination may be involuntary, generally as a result of a change in responsibilities or compensation, or at the election of the employee during a 30-day period occurring one year after the Change in Control. Pursuant to the agreements, each Named Executive Officer, except Mr. Jones, would be entitled to receive severance pay which generally is determined by multiplying the sum of such individual's annual base salary, and the maximum incentive compensation payable to him or her, by a multiple which is three for Mr. Smith and two for all other Named Executive Officers. The agreements also provide that if any funds received by these employees subject them to a federal excise tax pursuant to Section 4999 of the Internal Revenue Code (the "Code"), then the payments will be grossed up to permit them to receive a net amount equal to what would have been received had the excise tax not been imposed (the "Gross Up Payment"). Mr. Jones' agreement provides only for a Gross Up Payment, if applicable.

     In addition, in the event of a Change in Control of the Company, benefits are payable under the Company's OTRP, Thrift Excess Plan, Supplemental Executive Retirement Plan and the Stock Option Plans, and health, life and disability insurance coverage is available.

     Upon termination, all officers including the Named Executive Officers, are entitled to continuation of health benefits at a predetermined rate until the earlier of attainment of age 65 or obtaining other coverage.

                CERTAIN TRANSACTIONS WITH MANAGEMENT AND OTHERS

     In 1994 the Company entered into an agreement with JAPC, Inc. ("JAPC"), which is owned by David A. Jones, Chairman of the Board and Chief Executive Officer of the Company. Pursuant to such agreement, the Company provides hangar space, pilot services and maintenance for an airplane owned by JAPC, and the Company may also use the JAPC pilots to fly Company-owned aircraft. The rate paid for the hangar space is at least as favorable to the Company as market rates for comparable space. The Company is fully reimbursed for the cost of airplane maintenance. The agreement generally may be terminated by either party upon 30 days' written notice. For the fiscal year ended December 31, 1995, pursuant to the agreement, the Company was reimbursed $31,655 by JAPC.

     In 1995, the Company completed a commitment to invest $1 million in The African-American Venture Capital Fund, Inc., a Kentucky Limited Liability Company ("Fund"). This investment makes the Company a greater than 10% owner of the Fund. David A. Jones, Chairman of the Board and Chief Executive Officer of the Company, made a similar investment in the Fund and is a director, officer and greater than 10% stockholder of the Fund. The Fund was established to provide capital and management resources to enhance the growth and development of businesses owned by African-Americans living in the metropolitan Louisville, Kentucky area.

     During 1995, a subsidiary of the Company paid health insurance brokerage commissions to a brokerage company owned and controlled by a brother-in-law and a sister-in-law of Philip B. Garmon, Senior Vice President of the Company. The arrangement with this company is comparable to those with other brokers in the area. During 1995, the broker received commissions of $260,074.

                         COMPENSATION COMMITTEE REPORT

EXECUTIVE OFFICER COMPENSATION POLICY

     The Compensation Committee administers the Company's executive officer compensation program, the key components of which are base salary, incentive compensation and stock option awards. Each member of the Compensation Committee is a nonemployee director who has never been an employee of the Company. The executive officer compensation program rewards executive officers for short and long-term performance. In addition to base salary, executive officers are compensated in the short-term on a performance oriented basis through the use of incentive compensation which is awarded based on achieving annual Company goals. Stock options are included in the compensation program to reward executive officers for longer-term strategic actions which increase Company value. The use of stock options in the compensation program also links executive officer rewards to increases in stockholder value.

     The executive officer compensation program is designed to allow the Company to be competitive in the marketplace in attracting, motivating and retaining key executive officers. The Compensation Committee periodically evaluates Company executive officer compensation relative to the marketplace, with the assistance of outside consultants. Generally, the marketplace is defined as both (1) publicly traded companies near the Company's revenue size and (2) specific companies in the managed care industry, including those in the Company's peer group. The Compensation Committee believes this definition of the marketplace provides a good benchmark for analyzing competitiveness of the Company's executive compensation program. The Compensation Committee considers the entire compensation package when setting any one component of compensation.

BASE COMPENSATION

     Base compensation was determined by an assessment of overall Company performance, executive officer performance, and changes in executive officer responsibilities. While many aspects of performance can be measured in financial terms, the Compensation Committee also evaluates the success of the management team in areas of performance which are more subjective and do not lend themselves to purely accounting weightings or formulas, including the development and execution of strategic plans, current developments affecting the longer-term prospects of the Company, the development of management and employees, and the exercise of leadership within the industry and in the communities that the Company serves. All of these factors were collectively taken into account by the Compensation Committee in determining the appropriate level of base compensation and annual increases.

INCENTIVE COMPENSATION

     The Company's incentive compensation plans are designed to reward officers and designated key employees for the attainment of financial goals and other performance objectives established annually by the Compensation Committee. Incentive compensation for 1995 for the chief executive officer and chief operating officer was based solely on the attainment of Company consolidated net income objectives as governed by the Executive Management Incentive Compensation Plan. Between 25% and 60% of potential incentive compensation available to other executive officers was based on the attainment of the same Company consolidated net income objectives. The remainder of the potential incentive compensation award was based on various regional or departmental goals, both financial and otherwise. The Compensation Committee and management believe all of the goals of the Company's incentive compensation program are important measures in determining the success of the Company.

     For 1995 approximately 51% of the target award based on consolidated net income objectives was earned for the chief executive officer and the chief operating officer. For all other participants, including the other Named Executive Officers, the portion of the award based on consolidated net income objectives was earned at the 51% level and the remainder was earned based on the assessment of a participant's achievement of predetermined goals.

STOCK OPTIONS

     The Company uses stock options to reward officers and designated key employees for long-term performance and as a method to attract, motivate, and retain these key employees. The use of stock options provides a vital, long-term link between the result achieved for the Company's stockholders and the rewards provided to executive officers and other employees. All stock options are granted at the fair market value of the Company's stock on the date of grant. The amounts and terms of stock option awards are determined by the Compensation Committee through review of stock option programs at comparable companies with the assistance of outside consultants. The number of shares covered by each grant reflects the executive's level of responsibility along with past and anticipated future contributions to the Company.

     In 1995 the Compensation Committee granted options totaling approximately 2% of the Company's outstanding Common Stock. Mr. Jones declined to accept any stock option grants in 1995 so that some or all of the options that would have otherwise been awarded to him would be available to other employees of the Company. See "1995 Stock Option Grants" for a description of stock options granted to the other Named Executive Officers.

CHIEF EXECUTIVE OFFICER COMPENSATION

     David A. Jones, Chairman of the Board and Chief Executive Officer of the Company, received an increase in base salary to $936,000 effective January 1, 1995. With the assistance of outside consultants, the Compensation Committee reviewed the base compensation for Mr. Jones by comparing base compensation of chief executive officers in other managed care companies. The Compensation Committee considered Mr. Jones' career contributions to the leadership of the Company, including various timely strategic changes in its direction, along with the Company's performance. The Compensation Committee also considered Mr. Jones' leadership at the national level in formulating health care policy as well as his distinguished civic involvement.

     Mr. Jones' incentive compensation was based solely on the Company's attaining certain pre-determined consolidated net income objectives. In view of the Company's results for 1995, Mr. Jones earned incentive compensation of approximately 51% of his base compensation. As described above, Mr. Jones declined to accept any stock option grant in 1995.

EXECUTIVE COMPENSATION TAX DEDUCTIBILITY

     The Omnibus Budget Reconciliation Act of 1993 amended the Code to provide generally that compensation paid by publicly-held corporations to the chief executive officer and the four most highly paid senior executive officers in excess of $1 million per year per executive will be deductible by the Company only if paid pursuant to qualifying performance-based compensation plans approved by stockholders of the Company. Compensation as defined by the Code includes, among other things, base salary, incentive compensation and gains on stock option transactions. It is the Compensation Committee's policy to maximize the effectiveness of the Company's executive compensation plans. In that regard, the Compensation Committee intends to maintain flexibility to take actions which it deems to be in the best interest of the Company and its stockholders. Such actions may not always qualify for tax deductibility under the Code. The Company believes it has taken the necessary steps to qualify the Company's performance-based compensation plans for tax deductibility and that all compensation paid for 1995 is deductible for federal income tax purposes.

     The foregoing report is submitted by all members of the Compensation Committee of the Company whose members are as follows:

Compensation Committee
K. Frank Austen, M.D., Chairman
Michael E. Gellert
Irwin Lerner
W. Ann Reynolds, Ph.D.

     The foregoing report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference the Proxy Statement into any filing under the Securities Act of 1933 or the Exchange Act, and shall not otherwise be deemed filed under such Acts except to the extent that the Company specifically incorporates this information by reference.

                           COMPANY STOCK PERFORMANCE

     The following performance graph compares the performance of the Company's Common Stock to the Standard & Poor's Composite 500 Stock Index and a Peer Group (described below) for the 34 months ended December 31, 1995. The graph assumes an investment of $100 in each of the Company's Common Stock, the Standard & Poor's Composite 500 Stock Index, and the Peer Group on March 1, 1993, and also assumes reinvestment of all dividends. The investment in the constituent companies in the Peer Group is weighted on the basis of the respective market capitalization of each company as of the beginning of each year. (The Company was added to the Standard & Poor's Composite 500 Stock Index after the close of business on November 30, 1995.)

      Measurement Period
    (Fiscal Year Covered)         Humana Inc.      S&P 500       Peer Group
          3/1/93                    100             100             100
        12/31/93                    241             105             135
        12/31/94                    307             104             152
        12/31/95                    371             139             194

     The Peer Group of managed care companies used for the graph above consists of FHP International Corporation; Foundation Health Corporation; PacifiCare Health Systems, Inc.; United Healthcare Corporation; U.S. Healthcare, Inc.; and WellPoint Health Networks Inc.

     The Company believes any comparisons of the price of the Company's Common Stock before March 1, 1993, are misleading since the value of the Company's Common Stock prior to that date included the value of the hospital business which was distributed to the Company's stockholders in a spinoff transaction (the "Spinoff ") to a separate publicly held company, Galen Health Care, Inc. ("Galen"). On March 1, 1993, the date on which the Spinoff was consummated, the closing price of the post-Spinoff Common Stock was $7.75 and the closing price of the common stock of Galen was $12.125. On February 26, 1993, the last trading day prior to the consummation of the Spinoff, the closing price of historical combined Humana common stock was $19.375.

        APPROVAL OF HUMANA INC. 1996 STOCK INCENTIVE PLAN FOR EMPLOYEES

     On March 14, 1996, the Board of Directors adopted the Humana Inc. 1996 Stock Incentive Plan for Employees (the "1996 Plan") subject to stockholder approval. The Board believes that in order to attract, retain and reward valuable personnel, it is important for the Company to adopt a more flexible, long-term, stock-based incentive plan, which is both competitive with, and responsive to, rapidly changing healthcare industry standards. In recent years, innovative and sophisticated types of incentive awards have been created and utilized by other companies to enhance the effectiveness of their compensation programs. The 1996 Plan will provide the Company with the ability to devise incentive programs which are responsive to the demands of the marketplace without unduly diluting stockholder interests.

     The 1996 Plan authorizes the grant of any of the following awards (hereinafter "Employee Awards") to eligible employees, consultants and advisors of the Company or its subsidiaries: (i) stock options which do not constitute "incentive stock options" within the meaning of Section 422 of the Code ("nonqualified stock options"); (ii) incentive stock options; and (iii) restricted shares. Employee Awards may be granted on a stand-alone, combination or tandem basis.

     The principal provisions of the 1996 Plan are summarized below. This summary, however, does not purport to be complete and is qualified in its entirety by reference to the provisions of the 1996 Plan, a copy of which is attached hereto as Annex A. Terms not defined herein shall have the same meaning as set forth in the 1996 Plan.

PURPOSE

     The 1996 Plan is intended to provide incentives and rewards for employees
(i) to support the execution of the Company's business and human resource strategies and the achievement of its goals and (ii) to associate the interests of employees with those of the Company's stockholders.

ADMINISTRATION

     The 1996 Plan will be administered by the Compensation Committee of the Board of Directors ("Committee"). In administering the 1996 Plan, the Committee will determine, among other things (i) the individuals to whom grants of Employee Awards will be made; (ii) the type and size of Employee Awards; (iii) the terms of an Employee Award including, but not limited to, vesting schedule, grant price, restriction or performance criteria, and length of relevant performance, restriction or option period. The Committee may also construe, interpret and correct defects, omissions and inconsistencies in the 1996 Plan.

PARTICIPATION

     The Committee may grant Employee Awards under the 1996 Plan to any "Eligible Individual". In practice, Employee Awards are made to a group of approximately 500 management employees.

SHARES AVAILABLE FOR ISSUANCE

     The stock subject to the provisions of the 1996 Plan shall be shares of authorized but unissued Common Stock. The 1996 Plan provides 6,250,000 shares of Common Stock will be available for grant of Employee Awards and the total number of shares of Common Stock with respect to which Employee Awards may be granted to any individual over the term of the Plan may not exceed fifteen percent (15%) of the total shares authorized for the 1996 Plan. The total number of shares of Common Stock available for awards of Restricted Stock is fifteen percent (15%) of the total shares authorized under the 1996 Plan. Pursuant to the 1996 Plan, the number and kind of shares of Common Stock to which Employee Awards are subject may be appropriately adjusted in the event of certain changes in capitalization of the Company, including stock dividends and splits, reclassification, recapitalization, reorganizations, mergers, consolidations, spin-offs, split-ups, combinations or exchanges of shares, and certain distributions, warrants and repurchase of shares.

STOCK OPTIONS

     The Committee may grant stock options to Eligible Individuals in the form of an incentive stock option or a nonqualified stock option. The exercise period for any stock option granted will be determined by the Committee at the time of grant but may not exceed ten years from the date of grant (five years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder). The exercise price per share of Common Stock covered by a stock option may not be less than 100% of the fair market value of a share of Common Stock on the date of grant (110% in the case of an incentive stock option granted to a Ten-Percent Stockholder). The exercise price is payable, at the Committee's discretion, in cash, in shares of already owned Common Stock or in any combination of cash and shares. Stock options shall become exercisable in installments as determined by the Committee and set forth in the optionee's Agreement. Each option grant may be exercised in whole, at any time, or in part, from time to time, after the grant becomes exercisable.

     Unless the Committee determines otherwise, if a participant's employment terminates by reason of death or disability, any outstanding stock options will vest fully and be exercisable at any time within two years following the date of death or disability (but in no event beyond the stated term of the option in the case of an incentive stock option). Unless the Committee determines otherwise, upon an optionee's retirement, stock options shall be exercisable at any time prior to the end of the stated term date of the stock option or two years following the retirement date, whichever is the shorter period, but only to the extent the stock options are vested at retirement. Unless the Committee determines otherwise, upon termination for any other reason other than for cause, any previously vested stock options will be exercisable for the lesser of ninety days or the balance of the stock option's stated term. In the event of termination for cause, all options, whether or not exercisable, shall terminate.

RESTRICTED SHARES

     Subject to the limitations of the 1996 Plan, the Committee may grant restricted shares to Eligible Individuals. Restricted shares are shares of Common Stock that are subject to restrictions on transfer or other incidents of ownership where the restrictions lapse based solely on continued employment with the Company for specified periods or based on the attainment of specified performance standards, in either case, as the Committee may determine. The Committee shall determine all terms and conditions pursuant to which restrictions upon restricted shares shall lapse. At the discretion of the Committee, shares of Common Stock issued in connection with the grant of restricted shares shall be deposited in escrow until the restriction period ends. Upon delivery to the escrow agent, the grantee shall have all the rights of a stockholder with respect to the restricted shares and may receive dividends, unless the Committee determines otherwise. Dividends may, at the discretion of the Committee, be deferred until the restriction period ends and may be reinvested in shares of Common Stock.

     With respect to an award of performance-based restricted shares, the Committee shall specify a period of time (a "Performance Cycle") over which certain "Performance Objectives" must be met. Performance Objectives for restricted shares are goals established by the Committee that are intended to meet the requirements under Section 162(m) of the Code to be considered pre-established performance goals. Performance Objectives may be expressed in terms of earnings per share, share price, pre-tax profits, net earnings, return on equity or assets, revenues or any combination of the foregoing and may be particular to an employee or the division, department, market, line of business, subsidiary or other unit in which the grantee works, or may be based on the performance of the Company generally.

     The Committee shall determine the Eligible Individuals to whom restricted shares shall be awarded, whether the restricted shares should be performance based, the duration of the applicable Performance Cycle, the number of restricted shares to be delivered at the end of a Performance Cycle, whether the Performance Objectives are met or exceeded and other terms and conditions of each Employee Award.

     The grantee shall become vested with respect to performance based restricted shares to the extent that Performance Objectives are satisfied for the Performance Cycle, as indicated by the Committee's written certification. Generally, if the Performance Objectives are not met, all restricted shares shall be forfeited for that Performance Cycle.

     If a grantee's employment terminates by reason of death or disability prior to the expiration of the restriction period applicable to any restricted shares then held by the grantee, all restrictions pertaining to such shares immediately lapse. Upon termination for any other reason, all restricted shares are forfeited, provided, however, the Committee may provide that the restrictions on some or all of the shares held by a grantee shall lapse upon the grantee's retirement or other termination of employment other than for Cause.

CHANGE IN CONTROL

     Generally, in the event of a Change in Control of the Company, all outstanding stock options become fully vested and immediately exercisable in their entirety and generally to the extent set forth in an optionee's agreement, the optionee will be permitted, during the sixty day period following the Change in Control, to surrender for cancellation any stock option (or portion thereof) for a payment in respect of each share of Common Stock covered by the stock option or portion thereof surrendered, equal to the excess, if any, of (x) (A) in the case of a nonqualified stock option, the greater of (1) the fair market value of a share of Common Stock on the date preceding the date of surrender or
(2) the Adjusted Fair Market Value of a share of Common Stock or (B) in the case of an incentive stock option, the fair market value of a share of Common Stock on the date preceding the date of surrender, over (y) the per share exercise price for such shares under the stock option. The form of payment shall be determined by the Committee. In addition, all restrictions on restricted shares lapse upon a Change in Control.

AMENDMENTS AND TERMINATION

     The Board may at any time terminate and, from time to time, may amend or modify the 1996 Plan, provided, however, that no amendment may impair the rights of a participant with respect to outstanding Employee Awards without the participant's consent. Any such action of the Board may be taken without the approval of the Company's stockholders, but only to the extent that such stockholder approval is not required by applicable law or regulation. The 1996 Plan will terminate ten years from its effective date.

FEDERAL INCOME TAX CONSIDERATIONS

     The following discussion summarizes the federal income tax consequences to participants who may receive Employee Awards under the 1996 Plan. The discussion is based upon interpretations of the Code in effect as of January 1, 1996, and regulations promulgated thereunder as of such date.

     Nonqualified Stock Options. For federal income tax purposes, no income is recognized by a participant upon the grant of a Nonqualified Stock Option under the 1996 Plan. Upon the exercise of an option, however, compensation taxable as ordinary income will be realized by the participant in an amount equal to the excess of the fair market value of a share of the Common Stock on the date of such exercise over the exercise price. A subsequent sale or exchange of such shares will result in gain or loss measured by the difference between (i) the exercise price, increased by any compensation reported upon the participant's exercise of the option, and (ii) the amount realized on such sale or exchange. Such gain or loss will be capital in nature if the Shares were held as a capital asset and will be long-term if such Shares were held for more than one year. Special rules may apply to an optionee who is subject to Section 16(b) of the Exchange Act.

     The Company is entitled to a deduction (subject to the provisions of Section 162(m) of the Code and to compliance with the applicable income reporting requirements) for compensation paid to a participant at the same time and in the same amount as the participant is considered to have realized compensation by reason of the exercise of an option.

     Incentive Stock Options. No taxable income is realized by a participant upon the grant or exercise of an incentive stock option. If shares of the Common Stock are issued to a participant pursuant to the exercise of an incentive stock option granted under the 1996 Plan, and if no disqualifying disposition of such shares is made by such participant within two years after the date of grant or within one year after the transfer of such shares to the participant, then (a) upon sale of such shares, any amount realized in excess of the exercise price will be taxed to such participant as a long-term capital gain and any loss sustained will be a long-term capital loss, and (b) no deduction will be allowed to the Company for federal income tax purposes. Upon exercise of an incentive stock option, the excess of the fair market value on the date of exercise over the exercise price may be included as an item of tax preference for alternative minimum tax purposes.

     If shares of the Common Stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of the two-years-from-grant/one-year-from-transfer holding period, generally (a) the participant will realize ordinary income in the year of disposition in the amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on the disposition of the shares) over the exercise price thereof, and (b) the Company will be entitled to deduct such amount (subject to the provisions of Section 162(m) of the Code and compliance with the applicable income reporting requirements). Any further gain or loss realized will be taxed as capital gain or loss, as the case may be, and will not result in any deduction by the Company.

     If an incentive stock option is exercised at a time when it no longer qualifies as an incentive stock option, the option is treated as a nonqualified stock option for tax purposes.

     Restricted Shares. Awards of restricted shares will not result in taxable income to the employee or a tax deduction to the Company for federal income tax purposes at the time of grant. A recipient of restricted shares generally will be subject to tax at ordinary income tax rates based on the fair market value of the Common Stock at the time the restricted shares are no longer subject to risk of forfeiture. However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of the grant will have ordinary taxable income on the date of the grant equal to the fair market value of the restricted shares as if such shares were unrestricted and could be sold immediately. If the restricted shares subject to such election are forfeited, the recipient will not be entitled to any deduction, refund or loss for tax purposes with respect to the forfeited shares. Upon sale of the restricted shares after the risk of forfeiture lapses, the holding period to determine whether the recipient has long-term or short-term capital gain or loss begins when the restriction period expires. However, if the recipient timely elects to be taxed as of the date of the grant, the holding period commences on the date of the grant and the tax basis will be equal to the fair market value of the restricted shares on the date of the grant as if such shares were then unrestricted and could be sold immediately. Special rules may apply to a recipient of restricted shares who is subject to Section 16(b) of the Exchange Act.

     The Company is entitled to a deduction (subject to the provisions of Section 162(m) of the Code and compliance with the applicable income reporting requirements) for compensation paid to a participant at the same time and in the same amount as the participant is considered to have realized compensation by reason of the lapse of restrictions on an award of restricted shares.

     Limits on Deductions. Under Section 162(m) of the Code, generally the amount of compensation paid to the Chief Executive Officer and the four other most highly paid executive officers of the Company in the year for which a deduction is claimed by the Company (including its subsidiaries) is limited to $1,000,000 per person, except that compensation that is performance-based will be excluded for purposes of calculating the amount of compensation subject to this $1,000,000 limitation.

     The Company has structured the 1996 Plan so that any compensation for which the Company may claim a deduction in connection with the exercise of nonqualified stock options, the disposition by an optionee of shares acquired upon the exercise of incentive stock options and generally, the lapse of restrictions on Performance Based Restricted Stock will all be "performance-based compensation" within the meaning of Section 162(m) of the Code. The only Employee Awards under the 1996 Plan which are not performance-based are restricted shares not subject to performance restrictions, and therefore, any amounts for which the Company may claim a deduction in connection therewith will be subject to the limitations on deductibility in Section 162(m) of the Code.

EFFECT ON 1989 STOCK OPTION PLANS

     The Board has determined that if the 1996 Plan is approved by the stockholders, no further options will be granted under the 1989 Stock Option Plan for Employees after such approval. At March 1, 1996, there were 601,293 shares remaining under the 1989 Stock Option Plan for Employees and the 1989 Directors Plan (collectively, the "1989 Stock Option Plans"). Of the 601,293 shares, 150,000 shares will be available for the future formula awards under the 1989 Directors Plan. The remaining 451,293 shares under the 1989 Stock Option Plans will not be issued and will be returned to the authorized but unissued shares of the Company. Outstanding awards under the 1989 Stock Option Plans will remain in effect under the terms of their respective grants.

NEW PLAN BENEFITS

     As described above, the selection of the Eligible Individuals who will receive Employee Awards under the 1996 Plan, upon approval of the Plan by stockholders, and the size and type of awards is generally to be determined by the Committee in its discretion. No Employee Awards have been made or granted under the 1996 Plan, nor are any such Employee Awards now determinable. Thus, it is not possible to predict the benefits or amounts that will be received by or allocated to particular individuals or groups of employees in 1996.

     The Nonemployee Directors are not eligible to participate in the 1996 Plan. Nonemployee Directors' eligibility for stock option grants is limited to certain automatic formula grants under the 1989 Directors Plan.

     As indicated above, no determination has been made as to the nature and amount of Employee Awards which may be granted in the future under the 1996 Plan once approved by stockholders. However, in 1995, stock options were granted under the 1989 Stock Option Plan for Employees to the Named Executive Officers as set forth on the table entitled "Option Grants". Also during 1995, the Committee granted stock options under the 1989 Stock Option Plans for 970,000 shares to all executive officers as a group at an average exercise price of $22.9948 per share, 425,000 shares to non-executive officer employees as a group at an average exercise price of $23.0625 per share and 30,000 shares to Nonemployee Directors at an average exercise price of $22.4375 per share. However, these grants are not necessarily indicative of awards that may be made in the future. The 1989 Stock Option Plans do not provide for awards of restricted stock.

MISCELLANEOUS

     The closing price per share of the Common Stock on March 1, 1996, as reported in The Wall Street Journal, was $25.125.

     Approval of the 1996 Plan requires the affirmative vote of the holders of a majority of the Shares represented at the Annual Meeting, in person or by proxy, and entitled to vote.

     FOR THE REASONS STATED HEREIN, THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR APPROVAL OF THE 1996 PLAN.

                               OTHER INFORMATION

APPOINTMENT OF INDEPENDENT ACCOUNTANTS TO AUDIT THE COMPANY'S CONSOLIDATED FINANCIAL STATEMENTS

     The Board, in accordance with the recommendation of its Audit Committee, the members of which are not employees of the Company, has appointed Coopers & Lybrand L.L.P., as independent accountants to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 1996. Representatives of Coopers & Lybrand L.L.P. will be present at the Annual Meeting and will be afforded the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

STOCKHOLDER PROPOSALS

     Stockholder proposals for inclusion in the proxy materials relating to the 1997 Annual Meeting of Stockholders must be received by the Company no later than November 29, 1996.

OTHER MATTERS

     The Board of Directors does not intend to present any item of business at the Annual Meeting other than those specifically set forth in the notice of the meeting. However, if other matters are presented for a vote, the proxies will be voted for such matters in accordance with the judgment of the persons acting under the proxies.

                                          By Order of the Board of Directors,

                                          By: /s/ Joan O. Kroger
                                          --------------------------------------
                                                JOAN O. KROGER, Secretary

                                                                         ANNEX A

                                  HUMANA INC.

                           1996 STOCK INCENTIVE PLAN
                                 FOR EMPLOYEES

1. PURPOSE.

     The purpose of the Humana Inc. 1996 Stock Incentive Plan for Employees (the "Plan") is to strengthen Humana Inc., a Delaware corporation (the "Company"), by providing an incentive to its employees and thereby encouraging them to devote their abilities to the success of the Company. It is intended that this purpose be achieved by extending to employees of the Company and its Subsidiaries a long-term incentive for high levels of performance and unusual efforts through the grant of Incentive Stock Options, Nonqualified Stock Options and Restricted Stock (as each term is herein defined).

2. DEFINITIONS.

     For purposes of the Plan:

     2.1 "Adjusted Fair Market Value" means, in the event of a Change in Control, the greater of (i) the highest price per Share paid to holders of the Shares in any transaction (or series of transactions) constituting or resulting in a Change in Control or (ii) the highest Fair Market Value of a Share during the ninety (90) day period ending on the date of a Change in Control.

     2.2 "Agreement" means the written agreement between the Company and an Optionee or Grantee evidencing the grant of an Option or Award and setting forth the terms and conditions thereof.

     2.3 "Award" means a grant of Restricted Stock.

     2.4 "Board" means the Board of Directors of the Company.

     2.5 "Cause" means unless otherwise defined in the Agreement evidencing a particular Option or Award, a felony conviction of a Participant or the failure of a Participant to contest prosecution for a felony, or a Participant's willful misconduct or dishonesty, any of which is determined by the Committee to be directly and materially harmful to the business or reputation of the Company or its Subsidiaries.

     2.6 "Change in Capitalization" means any increase or reduction in the number of Shares, or any change (including, but not limited to, a change in value) in the Shares or exchange of Shares for a different number or kind of shares or other securities of the Company or another corporation, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise.

     2.7 A "Change in Control" shall mean the occurrence of:

          (a) An acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty percent (20%) or more of the combined voting power of the Company's then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred, Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person of which a majority of its voting power or its equity securities or equity interest is owned, directly or indirectly, by the Company (for purposes of this definition, a "Subsidiary") (ii) the Company or its Subsidiaries, or (iii) any Person in connection with a "Non-Control Transaction" (as hereinafter defined);

          (b) The individuals who, as of the effective date of this Plan are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the members of the Board; provided, however, that if the election, or nomination for election by the Company's common stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

          (c) The consummation of:

             (i) A merger, consolidation or reorganization involving the Company, unless such merger, consolidation or reorganization is a "Non-Control Transaction." A "Non-Control Transaction" shall mean a merger, consolidation or reorganization of the Company where:

                (A) the stockholders of the Company, immediately before such merger, consolidation or reorganization, own directly or indirectly immediately following such merger, consolidation or reorganization, at least seventy-five percent (75%) of the combined voting power of the outstanding Voting Securities of the corporation resulting from such merger or consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization,

                (B) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation, or a corporation beneficially directly or indirectly owning a majority of the Voting Securities of the Surviving Corporation, and no agreement, plan or arrangement is in place to change the composition of the board of directors following the merger, consolidation or reorganization; and

                (C) no Person other than (i) the Company, (ii) any Subsidiary,
           (iii) any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation, or any Subsidiary, or (iv) any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of twenty percent (20%) or more of the then outstanding Voting Securities, has Beneficial Ownership of twenty percent (20%) or more of the combined voting power of the Surviving Corporation's then outstanding voting securities.

             (ii) A complete liquidation or dissolution of the Company; or

             (iii) The sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

          Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the then outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

     2.8 "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto, together with any regulations promulgated thereunder.

     2.9 "Committee" means the Compensation Committee of the Board.

     2.10 "Company" means Humana Inc.

     2.11 "Disability" means total disability as determined by the Committee in accordance with standards and procedures similar to those under the Company's long-term disability plan.

     2.12 "Disinterested Director" means a director of the Company who is "disinterested" within the meaning of Rule 16b-3 under the Exchange Act.

     2.13 "Division" means any of the operating units or divisions of the Company designated as a Division by the Committee.

     2.14 "Eligible Individual" means any officer or employee of the Company or a Subsidiary, or any consultant or advisor who is receiving cash compensation from the Company.

     2.15 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

     2.16 "Fair Market Value" on any date means the average of the high and low sales prices of the Shares on such date on the New York Stock Exchange Composite Tape or if no such reported sale of the Shares shall have occurred on such date, on the next preceding date on which there was such a reported sale. If there shall be any material alteration in the present system of reporting sale prices of the Shares, or if the Shares shall no longer be listed on the New York Stock Exchange, the Fair Market Value shall be the value established by the Committee in good faith and, in the case of an Incentive Stock Option, in accordance with
Section 422 of the Code.

     2.17 "Grantee" means a person to whom an Award has been granted under the Plan.

     2.18 "Incentive Stock Option" means an Option satisfying the requirements of Section 422 of the Code and designated by the Committee as an Incentive Stock Option.

     2.19 "Nonqualified Stock Option" means an Option which is not an Incentive Stock Option.

     2.20 "Option" means a Nonqualified Stock Option or an Incentive Stock Option or each or both of them.

     2.21 "Optionee" means a person to whom an Option has been granted under the Plan.

     2.22 "Outside Director" means a director of the Company who is an "outside director" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

     2.23 "Parent" means any corporation which is a parent corporation (within the meaning of Section 424(e) of the Code) with respect to the Company.

     2.24 "Performance Cycle" means the time period specified by the Committee at the time an Award is granted during which the performance of the Company, a Subsidiary or a Division will be measured.

     2.25 "Plan" means the Humana Inc. 1996 Stock Incentive Plan for Employees.

     2.26 "Pooling Transaction" means an acquisition of the Company in a transaction which is intended to be treated as a "pooling of interests" under generally accepted accounting principles.

     2.27 "Restricted Stock" means Shares issued or transferred to an Eligible Individual pursuant to Section 6.

     2.28 "Retirement" means retirement from active employment with the Company and its Subsidiaries as specified in the Humana Retirement and Savings Plan or such earlier date as approved by the Committee for purposes of this Plan.

     2.29 "Shares" means the common stock, par value $.16 2/3 per share, of the Company.

     2.30 "Subsidiary" means any corporation which is a subsidiary corporation (within the meaning of Section 424(f) of the Code) with respect to the Company.

     2.31 "Successor Corporation" means a corporation, or a parent or subsidiary thereof within the meaning of Section 424(a) of the Code, which issues or assumes a stock option in a transaction to which Section 424(a) of the Code applies.

     2.32 "Ten-Percent Stockholder" means an Eligible Individual, who, at the time an Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or of a Parent or a Subsidiary.

3. ADMINISTRATION.

     3.1 The Plan shall be administered by the Committee. The Committee shall consist of at least two (2) directors of the Company each of whom shall be a Disinterested Director and an Outside Director. The members of the Committee shall be appointed from time to time by and shall serve at the discretion of the Board. No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Plan or any transaction hereunder, except for liability arising from his or her own willful misfeasance, gross negligence or reckless disregard of his or her duties. The Company hereby agrees to indemnify each member of the Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiating for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering this Plan or in authorizing or denying authorization to any transaction hereunder.

     3.2 Subject to the express terms and conditions set forth herein, the Committee shall also have the power from time to time to:

          (a) select those Eligible Individuals to whom Options shall be granted under the Plan and the number of such Options to be granted and to prescribe the terms and conditions (which need not be identical) of each such Option, and make any amendment or modification to any Option Agreement consistent with the terms of the Plan;

          (b) select those Eligible Individuals to whom Awards shall be granted under the Plan and to determine the number of Shares of Restricted Stock to be granted pursuant to each Award, the terms and conditions of each Award, including the restrictions or Performance Objectives, if any, relating to Shares of Restricted Stock, and make any amendment or modification to any Award Agreement consistent with the terms of the Plan;

          (c) accelerate the exercisability of, and accelerate or waive any or all of the restrictions and conditions applicable to, any Option or Award, for any reason (subject to Section 6.6(a));

          (d) extend the duration of an Option exercise period or term of an Award, subject to Section 5.3;

          (e) to construe and interpret the Plan and the Options and Awards granted hereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable so that the Plan complies with applicable law including Rule 16b-3 under the Exchange Act and the Code to the extent applicable, and otherwise to make the Plan fully effective;

          (f) to determine the duration and purposes for leaves of absence, other than those provided for in the Company's personnel policies and procedures, which may be granted to an Optionee or Grantee on an individual basis without constituting a termination of employment or service for purposes of the Plan;

          (g) to include forfeiture provisions for violations of restrictive or other similar covenants;

          (h) to exercise its discretion with respect to the powers and rights granted to it as set forth in the Plan; and

          (i) generally, to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

4. STOCK SUBJECT TO THE PLAN.

     4.1 Subject to adjustment, the maximum number of Shares that may be made the subject of Options and Awards granted under the Plan is 6,250,000; provided, however, that in the aggregate, not more than fifteen percent (15%) of the Shares authorized under the Plan may be made the subject of Restricted Stock Awards under Section 6 of the Plan and, provided, further, that during the term of the Plan, no Eligible Individual may be granted Options and Awards in the aggregate in respect of more than fifteen percent (15%) of the Shares authorized under the Plan. Upon a Change in Capitalization, the maximum number of Shares referred to in the preceding sentence shall be adjusted in number and kind pursuant to Section 7. The Company shall reserve for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each, such number of Shares as shall be determined by the Board.

     4.2 Upon the granting of an Option or an Award, the number of Shares available under Section 4.1 for the granting of further Options and Awards will be reduced by any such Options or Awards granted.

     4.3 Whenever any outstanding Option or Award or portion thereof expires, is canceled or is otherwise terminated or forfeited for any reason without having been exercised or payment having been made in respect of the entire Option or Award, the Shares allocable to the expired, canceled or otherwise terminated portion of the Option or Award may again be the subject of Options or Awards granted hereunder.

5. OPTION GRANTS FOR ELIGIBLE INDIVIDUALS.

     5.1 Authority of Committee. Subject to the provisions of the Plan, the Committee shall have full and final authority to select those Eligible Individuals who will receive Options, and the terms and conditions thereof. The grant of an Option and the terms and conditions thereof shall be set forth in an Agreement.

     5.2 Purchase Price. The purchase price or the manner in which the purchase price is to be determined for Shares under each Option shall be determined by the Committee and set forth in the Agreement; provided, however, that the purchase price per Share under each Option shall not be less than 100% of the Fair Market Value of a Share on the date the Option is granted (110% in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder).

     5.3 Maximum Duration. Options granted hereunder shall be for such term as the Committee shall determine, provided that an Incentive Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder) and except as set out in Section 5.5(d), a Nonqualified Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted. The Committee may, subsequent to the granting of any Option, extend the term thereof but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

     5.4 Vesting. Subject to Section 5.9, each Option shall become exercisable in such installments (which need not be equal) and at such times as may be designated by the Committee and set forth in the Agreement. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Option expires. The Committee may accelerate the exercisability of any Option or portion thereof at any time.

     5.5 Termination of Employment, Death or Disability.

     Unless otherwise determined by the Committee:

          (a) If the employment of an Eligible Individual by the Company is terminated for Cause, all the rights of such Eligible Individual, whether or not exercisable, under any then outstanding Option shall terminate immediately.

          (b) If the employment of the Eligible Individual is terminated for any reason other than for Cause, Retirement, death or Disability, an Option shall be exercisable by such Eligible Individual or a personal representative at any time prior to the expiration date of the Option or within ninety (90) days after the date of such termination, whichever is the shorter period, but only to the extent the Option was exercisable at the date of termination.

          (c) In the event of Retirement, an Option shall be exercisable by such Eligible Individual at any time prior to the expiration date of the Option or within two (2) years after the date of such Retirement, whichever is the shorter period, but only to the extent the Option was exercisable at the date of such Retirement.

          (d) In the event of death or Disability of an Eligible Individual while in the employ of the Company, all Options of such Eligible Individual then outstanding shall become immediately exercisable in full. In the event of death of an Eligible Individual, all Options of such Eligible Individual shall be exercisable by the person or the persons to whom those rights pass by will or by the laws of descent and distribution or, if appropriate, by the legal representative of the estate of the deceased Eligible Individual at any time within two (2) years after the date of death, regardless of the expiration date of the Option, except for Incentive Stock Options which may not be exercised later than the expiration date of the Options. In the event of Disability of an Eligible Individual all Options of such Eligible Individual shall be exercisable by the Eligible Individual or, if incapacitated, by a legal representative at any time within two (2) years of the date of determination of Disability regardless of the expiration date of the Options, except for Incentive Stock Options which may not be exercised later than the expiration date of the Options.

     5.6 Non-Transferability. No Option granted hereunder shall be transferable by the Optionee to whom granted except by will or the laws of descent and distribution, and an Option may be exercised during the lifetime of such Optionee only by the Optionee or his or her guardian or legal representative. The terms of such Option shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

     5.7 Method of Exercise. The exercise of an Option shall be made only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares to be purchased and accompanied by payment therefor and otherwise in accordance with the Agreement pursuant to which the Option was granted. The purchase price for any Shares purchased pursuant to the exercise of an Option shall be paid, as determined by the Committee in its discretion, in either of the following forms (or any combination thereof): (i) cash or (ii) the transfer of Shares previously owned by Optionee, for a time period determined by the Committee, to the Company upon such terms and conditions as determined by the Committee. Any Shares transferred to the Company as payment of the purchase price under an Option shall be valued at their Fair Market Value on the day preceding the date of exercise of such Option. In addition, Options may be exercised through a registered broker-dealer pursuant to such cashless exercise procedures (other than Share withholding) which are, from time to time, deemed acceptable by the Committee. No fractional Shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded to the nearest number of whole Shares.

     5.8 Rights of Optionees. No Optionee shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (i) the Option shall have been exercised pursuant to the terms thereof, (ii) the Company shall have issued and delivered Shares to the Optionee and (iii) the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend, and other ownership rights with respect to such Shares, subject to such terms and conditions as may be set forth in the applicable Agreement.

     5.9 Effect of Change in Control. Except as may be set forth in an Agreement, in the event of a Change in Control, all Options outstanding on the date of such Change in Control shall become immediately and fully exercisable. In the event an Optionee's employment with the Company is terminated other than for Cause within three (3) years following a Change in Control, each Option held by the Optionee that was exercisable as of the date of termination of the Optionee's employment or service shall remain exercisable for a period ending the earlier of the second anniversary of the termination of the Optionee's employment or service or the expiration of the stated term of the Option.

     In addition, to the extent set forth in an Agreement evidencing the grant of an Option, an Optionee will be permitted to surrender for cancellation within sixty (60) days after such Change in Control any Option or portion of an Option to the extent not yet exercised and the Optionee will be entitled to receive a payment in an amount equal to the excess, if any, of (x) (A) in the case of a Nonqualified Stock Option, the greater of (1) the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Option or portion thereof surrendered or (2) the Adjusted Fair Market Value of the Shares subject to the Option or portion thereof surrendered or (B) in the case of an Incentive Stock Option, the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Option or portion thereof surrendered, over (y) the aggregate purchase price for such Shares under the Option or portion thereof surrendered; provided, however, that in the case of an Option granted within six (6) months prior to the Change in Control to any Optionee who may be subject to liability under Section 16(b) of the Exchange Act, such Optionee shall be entitled to surrender for cancellation his or her Option during the sixty (60) day period commencing upon the expiration of six (6) months from the date of grant of any such Option. The form of payment shall be determined by the Committee.

6. RESTRICTED STOCK.

     6.1 Grant. The Committee shall have full and final authority to select those Eligible Individuals who will receive an Award of Restricted Stock, which shall be evidenced by an Agreement between the Company and the Grantee. Each Agreement shall contain such restrictions, which may include specific performance goals, or other terms and conditions as the Committee may, in its discretion, determine and (without limiting the generality of the foregoing) such Agreements may require that an appropriate legend be placed on Share certificates. Awards of Restricted Stock shall be subject to the terms and provisions set forth below in this Section 6.

     6.2 Purchase Price. The purchase price, if any, for Shares of Restricted Stock shall be determined by the Committee, but shall not be less than the par value per Share, except in the case of treasury Shares, for which no payment need be required unless the Committee then determines otherwise to the extent permitted by applicable law.

     6.3 Performance Based Restricted Stock.

     (a) If the vesting of an Award of Restricted Stock requires the satisfaction of Performance Objectives ("Performance Based Restricted Stock"), the Performance Objectives may be expressed in terms of (i) earnings per Share,
(ii) Share price, (iii) pre-tax profits, (iv) net earnings, (v) return on equity or assets, (vi) revenues or (vii) any combination of the foregoing. Performance Objectives may be in respect of the performance of the Company and its Subsidiaries (which may be on a consolidated basis), a Subsidiary or a Division. Performance Objectives may be absolute or relative and may be expressed in terms of a progression within a specified range. The Performance Objectives with respect to a Performance Cycle shall be established by the Committee in order to comply with Rule 16b-3 under the Exchange Act and Section 162(m) of the Code as applicable.

     (b) Vesting and Forfeiture of Restricted Stock with Performance Objectives. Subject to Sections 6.3(c), 6.6(b) and 6.9 a Grantee shall become vested with respect to the Shares of Performance Based Restricted Stock to the extent that the Performance Objectives set forth in the Agreement are satisfied for the Performance Cycle.

     (c) Prior to the vesting, payment, settlement or lapsing of any restrictions with respect to any Award of Performance Based Restricted Stock, the Committee shall certify in writing that the applicable Performance Objectives have been satisfied.

     6.4 Rights of Grantee. Shares of Restricted Stock granted pursuant to an Award hereunder shall be issued in the name of the Grantee as soon as reasonably practicable after the Award is granted provided that the Grantee has executed an Agreement evidencing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Shares. If a Grantee shall fail to execute the Agreement evidencing a Restricted Stock Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the discretion of the Committee, Shares issued in connection with a Restricted Stock Award shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee. Unless the Committee determines otherwise and as set forth in the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

     6.5 Non-transferability. Until all restrictions upon the Shares of Restricted Stock awarded to a Grantee shall have lapsed in the manner set forth in Section 6.6, such Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee.

     6.6 Lapse of Restrictions.

     (a) Generally. Restrictions upon Shares of Restricted Stock awarded hereunder shall lapse at such time or times and on such terms and conditions as the Committee may determine, including the satisfaction of Performance Objectives in the case of Performance Based Restricted Stock. The Agreement evidencing the Award shall set forth any such restrictions. Except for Awards of Performance Based Restricted Stock with respect to which the Committee has not at the time of grant provided to the contrary, the Committee may accelerate or waive any or all of the restrictions and conditions applicable to any Award, for any reason.

     (b) Effect of Change in Control. Unless the Committee shall determine otherwise at the time of the grant of an Award of Restricted Stock, the restrictions upon Shares of Restricted Stock shall lapse upon a Change in Control.

     6.7 Treatment of Dividends. At the time an Award of Shares of Restricted Stock is granted, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on such Shares by the Company shall be (i) deferred until the lapsing of the restrictions imposed upon such Shares and (ii) held by the Company for the account of the Grantee until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in additional Shares (which shall be held as additional Shares of Restricted Stock) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends in respect of Shares of Restricted Stock (whether held in cash or as additional Shares of Restricted Stock), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Shares of Restricted Stock shall be forfeited upon the forfeiture of such Shares.

     6.8 Delivery of Shares. Upon the lapse of the restrictions on Shares of Restricted Stock, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.

     6.9 Termination of Employment, Death or Disability.

     (a) Except as provided in Section 6.9(c), if the employment of a Grantee is terminated for any reason other than death or Disability prior to the expiration of any restrictions applicable to any Shares of Restricted Stock then held by the Grantee, such Shares shall thereupon be forfeited immediately by the Grantee and returned to the Company, and the Grantee shall only receive the amount, if any, paid by the Grantee for such Restricted Stock.

     (b) If the employment of a Grantee is terminated as a result of death or Disability prior to the expiration of any restrictions applicable to any Shares of Restricted Stock then held by the Grantee, any restrictions and other conditions pertaining to such Shares then held by the Grantee, including, but not limited to, vesting requirements, shall immediately lapse and such Shares shall thereafter be immediately transferable and nonforfeitable.

     (c) Notwithstanding anything in the Plan to the contrary and except for Awards of Performance Based Restricted Stock with respect to which the Committee has not at the time of grant provided to the contrary, the Committee may determine, in its sole discretion, in the case of retirement or any other termination of a Grantee's employment other than for Cause, that the restrictions on some or all of the Shares of Restricted Stock then held by the Grantee shall immediately lapse and such Shares shall thereafter be immediately transferable and nonforfeitable.

7. ADJUSTMENT UPON CHANGES IN CAPITALIZATION.

     7.1 In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to (i) the maximum number and class of Shares or other stock or securities with respect to which Options or Awards may be granted under the Plan, (ii) the maximum number and class of Shares or other stock or securities with respect to which Options or Awards may be granted to any Eligible Individual during the term of the Plan, and (iii) the number and class of Shares or other stock or securities which are subject to outstanding Options or Awards granted under the Plan and the purchase price therefor, if applicable.

     7.2 Any such adjustment in the Shares or other stock or securities subject to outstanding Incentive Stock Options (including any adjustments in the purchase price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code.

     7.3 If, by reason of a Change in Capitalization, a Grantee of an Award shall be entitled to, or an Optionee shall be entitled to exercise an Option with respect to, new, additional or different shares of stock or securities, such new, additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Shares subject to the Award or Option, as the case may be, prior to such Change in Capitalization.

8. EFFECT OF CERTAIN TRANSACTIONS.

     Subject to Sections 5.9 and 6.6(b) or as otherwise provided in an Agreement, in the event of (i) the liquidation or dissolution of the Company or
(ii) a merger or consolidation of the Company (a "Transaction"), the Plan and the Options and Awards issued hereunder shall continue in effect in accordance with their respective terms, except that following a Transaction each Optionee and Grantee shall be entitled to receive in respect of each Share subject to any outstanding Options or Awards, as the case may be, upon exercise of any Option or payment or transfer in respect of any Award, the same number and kind of stock, securities, cash, property, or other consideration that each holder of a Share was entitled to receive in the Transaction in respect of a Share; provided, however, that such stock, securities, cash, property, or other consideration shall remain subject to all of the conditions, restrictions and performance criteria which were applicable to the Options and Awards prior to such Transaction.

9. INTERPRETATION.

     Following the required registration of any equity security of the Company pursuant to Section 12 of the Exchange Act:

          (a) The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or any Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

          (b) Each Option and certain Performance Based Restricted Stock granted under the Plan are intended to be performance-based compensation within the meaning of Section 162(m)(4)(C) of the Code. The Committee shall not be entitled to exercise any discretion otherwise authorized hereunder with respect to such Options or Awards if the ability to exercise such discretion or the exercise of such discretion itself would cause the compensation attributable to such Options or Awards to fail to qualify as performance-based compensation.

10. POOLING TRANSACTIONS.

     Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event of a Change in Control, which has been approved by the Board, which is also intended to constitute a Pooling Transaction, the Committee shall take such actions, if any, which are specifically recommended by an independent accounting firm retained by the Company to the extent reasonably necessary in order to assure that the Pooling Transaction will qualify as such, including but not limited to (i) deferring the vesting, exercise, payment, settlement, or lapsing of restrictions with respect to any Option or Award, (ii) providing that the payment or settlement in respect of any Option or Award be made in the form of cash, shares or securities of a successor or acquirer of the Company, or a combination of the foregoing and (iii) providing for the extension of the term of any Option or Award to the extent necessary to accommodate the foregoing, but not beyond the maximum term permitted for any Option or Award.

11. TERMINATION AND AMENDMENT OF THE PLAN.

     The Plan shall terminate on the day preceding the tenth anniversary of the date of its adoption by the stockholders of the Company and no Option or Award may be granted after May 8, 2006. The Board may sooner terminate the Plan and the Board may at any time and from time to time amend, modify or suspend the Plan; provided, however, that:

          (a) no such amendment, modification, suspension or termination shall impair or adversely alter any Options or Awards theretofore granted under the Plan, except with the consent of the Optionee or Grantee, nor shall any amendment, modification, suspension or termination deprive any Optionee or Grantee of any Shares which he or she may have acquired through or as a result of the Plan; and

          (b) to the extent necessary for the Plan to continue to satisfy the applicable requirement of Rule 16b(3) promulgated under Section 16(b) of the Exchange Act or other applicable law, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law and regulations.

12. NON-EXCLUSIVITY OF THE PLAN.

     The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

13. LIMITATION OF LIABILITY.

     As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

          (a) give any person any right to be granted an Option or Award other than at the sole discretion of the Committee;

          (b) give any person any rights whatsoever with respect to Shares except as specifically provided in the Plan;

          (c) limit in any way the right of the Company to terminate the employment of any person at any time; or

          (d) be evidence of any agreement or understanding, expressed or implied, that the Company will employ any person at any particular rate of compensation or for any particular period of time.

14. REGULATIONS AND OTHER APPROVALS; GOVERNING LAW.

     14.1 Except as to matters of federal law, the Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to conflicts of laws principles thereof.

     14.2 The obligation of the Company to sell or deliver Shares with respect to Options and Awards granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

     14.3 The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority, or to obtain for Eligible Individuals granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

     14.4 Each Option and Award is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or Award or the issuance of Shares, no Options or Awards shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

15. MISCELLANEOUS.

     15.1 Multiple Agreements. The terms of each Option or Award may differ from other Options or Awards granted under the Plan at the same time, or at some other time. The Committee may also grant more than one Option or Award to a given Eligible Individual during the term of the Plan, either in addition to, or in substitution for, one or more Options or Awards previously granted to that Eligible Individual.

     15.2 Withholding of Taxes.

     (a) At such times as an Optionee or Grantee recognizes taxable income in connection with the receipt of Shares or cash hereunder (a "Taxable Event"), the Optionee or Grantee shall pay to the Company an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld by the Company in connection with the Taxable Event (the "Withholding Taxes") prior to the issuance, or release from escrow, of such Shares or the payment of such cash. In satisfaction of the obligation to pay Withholding Taxes to the Company, the Optionee or Grantee may make a written election (the "Tax Election"), which may be accepted or rejected in the discretion of the Committee, to have withheld a portion of the Shares then issuable to him or her having an aggregate Fair Market Value equal to the Withholding Taxes. Notwithstanding the foregoing, the Committee may, by the adoption of rules or otherwise, impose such other restrictions or limitations on Tax Elections as may be necessary to ensure that the Tax Elections will be exempt transactions under
Section 16(b) of the Exchange Act.

     (b) If an Optionee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Optionee pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such Share or Shares to the Optionee pursuant to such exercise, the Optionee shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

     15.3 Effective Date. The effective date of the Plan shall be May 9, 1996, subject only to the approval by the stockholders of the Company.

                                  HUMANA INC.

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                    FOR 1996 ANNUAL MEETING OF STOCKHOLDERS

The undersigned hereby appoints David A. Jones and Wayne T. Smith, and each of them, their attorneys and agents, with full power of substitution to vote as Proxy for the undersigned, as herein stated, at the annual meeting (the "MEETING") of stockholders of Humana Inc. to be held in the Auditorium on the 25th Floor of the Humana Building, 500 West Main Street, Louisville, Kentucky on Thursday, the 9th day of May, 1996 at 10:00 a.m., and at any postponements or adjournments thereof, according to the number of votes the undersigned would be entitled to vote if personally present on the proposals set forth below.

The Board of Directors recommends a vote FOR the following proposals:

1. FOR / / the election of K. Frank Austen, M.D., Michael E. Gellert, John R. Hall, David A. Jones, David A. Jones, Jr., Irwin Lerner, W. Ann Reynolds, Ph.D. and Wayne T. Smith as Directors except as indicated below, or WITHHOLD AUTHORITY / / to vote for all nominees in such election. INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME ABOVE.

2. The adoption of the Company's 1996 Stock Incentive Plan for Employees.

  FOR / /    AGAINST / /    ABSTAIN / /

3. At their discretion, the Proxies are authorized to vote upon such other matters as may come before the Meeting.

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
            THE SHARES COVERED BY THIS PROXY WILL BE VOTED AS SPECIFIED.             PLEASE COMPLETE, DATE, SIGN
                IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED                 AND RETURN THIS PROXY IN THE
                             IN FAVOR OF THE PROPOSALS.                              ACCOMPANYING ENVELOPE.
          The undersigned hereby revokes any proxy heretofore given to vote
                         or act with respect to the Meeting.                         Date:                        , 1996


                                                                                     -------------------------------------
                                                                                     SIGNATURE

                                                                                     ------------------------------------
                                                                                     SIGNATURE (if held jointly)

                                                                                     Signatures of stockholders should
                                                                                     correspond exactly with the names
                                                                                     shown on this proxy card. Attorneys,
                                                                                     trustees, executors, administrators,
                                                                                     guardians and others signing in a
                                                                                     representative capacity should
                                                                                     designate their full titles. When
                                                                                     shares are held by joint tenants,
                                                                                     both should sign. If a corporation,
                                                                                     please sign in full corporate name
                                                                                     by authorized officer. If a partner-
                                                                                     ship, please sign in partnership
                                                                                     name by authorized person.
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